dELiA*s Operating Company
                                435 Hudson Street
                               New York, NY 10014





                                                              September 15, 1998

Mr. Evan Guillemin
dELiA*s
435 Hudson Street
New York, NY 10014

        Re:    First Amendment to Employment Agreement

Dear Mr. Edgar:

     This letter, when countersigned by you, shall constitute the First Amendment to the Employment Agreement between you and dELiA*s Inc. (subsequently assigned to dELiA*s Operating Company), dated as of November 25, 1996. Section 3(a) of the Employment Agreement is hereby amended by deleting the amount "$100,000" and replacing it with "$150,000." In all other respects, the Employment Agreement shall continue in full force and effect without modification.

     If you are in agreement with the foregoing, please countersign below in the space indicated.

                                                   Sincerely,

                                                   dELiA*s Operating Company


                                                   By:____________________
                                                          Stephen I. Kahn
                                                          President

ACKNOWLEDGED AND AGREED:



____________________________
EVAN GUILLEMIN